UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

PIONEER NATURAL RESOURCES COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(972) 444-9001
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation and Management Development Committee of the Board of Directors of Pioneer Natural Resources Company (the “Company”) has approved amendments to certain employment agreements and compensation plans of the Company, primarily to bring these arrangements into compliance with Section 409A of the Internal Revenue Code of 1986 and the regulations and other guidance relating to Section 409A before the December 31, 2008 regulatory compliance deadline. Compensation under arrangements that do not meet the requirements of Section 409A is subject to additional taxes, including a 20% additional income tax.

The amendments are primarily technical in nature and affect the timing, but generally not the amount, of compensation that could be received by the named executive officers. The following is intended to provide a brief description of the amendments, but is not complete, and is qualified in its entirety by reference to the full text of amendments, which are filed as exhibits to this report.

Severance Agreements. The Company is party to severance agreements with each of its executive officers. The severance agreements have been amended primarily to clarify (i) when the executive officer’s employment will be deemed to have terminated and (ii) when the separation payment, if any, is to be made following termination of employment, including to defer the payment for six months and one day following a termination without cause or for good reason, or upon disability or retirement, provided that interest will accrue during the six-month period at a rate equal to the rate at which the Company can borrow money.

Change in Control Agreements. The Company is party to change in control agreements with each of its executive officers. The change in control agreements have been amended primarily to clarify (i) when the executive officer’s employment will be deemed to have terminated; (ii) when the separation payment, if any, is to be made following termination of employment after a change in control, including (x) to defer certain payments for six months and one day following a termination upon disability or retirement, provided that interest will accrue during the six-month period, and (y) to defer certain payments for six months and one day following a termination without cause or for good reason, provided that interest will accrue during the six-month period and those deferred amounts are to be set aside in trust; and (iii) that, in determining the Company’s obligation to make the executive officers whole for excise taxes, any employment taxes are to be taken into account.

Long Term Incentive Plans. The Pioneer Natural Resources Company 2006 Long Term Incentive Plan and the Pioneer Natural Resources Company Long Term Incentive Plan were amended to (i) clarify when an award can become exercisable, and a payment can be made in respect of an award, in connection with a participant’s termination of employment if that award is subject to Section 409A, and (ii) provide that, notwithstanding the definition of “Change in Control” applicable to an award pursuant to the terms of the plans, if an award is subject to Section 409A, the award will not become exercisable, and a payment will not be made in respect of an award, as a result of the Change in Control (x) unless the event would also qualify as a change in control for purposes of Section 409A or (y) until the payment can be made without violating Section 409A.

Executive Deferred Compensation Plan. The Company’s non-qualified Executive Deferred Compensation Plan was amended and restated primarily to bring the plan into compliance with Section 409A. The amendments to the plan, among other things, clarify the deferral election timing rules under the plan, clarify the definitions of “base salary” and “bonus” used for deferral purposes, and impose a six-month delay in certain payments to those participants who meet the definition of “specified employee” under Section 409A.

Performance Unit Award Agreements. The Company’s executive officers have received awards of performance units under the Company’s 2006 Long Term Incentive Plan, which generally are earned, if at all, depending on the relative performance of the Company’s common stock over a three-year period, and vest at the end of the three-year period. The award agreements were amended to provide that the amount that would be payable under the award following a participant’s death or disability are to be paid within 74 days following that event, rather than 75 days.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Amendment to Severance Agreement dated November 20, 2008, between the Company and each of Scott D. Sheffield and Timothy L. Dove.

10.2	Form of Amendment to Severance Agreement dated November 20, 2008, between the Company and each executive officer of the Company other than Scott D. Sheffield and Timothy L. Dove.

10.3	Form of Amendment to Change in Control Agreement, dated November 20, 2008, between the Company and each of Scott D. Sheffield and Timothy L. Dove.

10.4	Form of Amendment to Change in Control Agreement, dated November 20, 2008, between the Company and each executive officer of the Company other than Scott D. Sheffield and Timothy L. Dove.

10.5	Form of First Amendment to Performance Unit Award Agreements, dated November 20, 2008.

10.6	Amended and Restated Executive Deferred Compensation Plan, effective as of January 1, 2009.

10.7	First Amendment to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan effective November 20, 2008.

10.8	Amendment No. 7 to the Pioneer Natural Resources Company Long Term Incentive Plan effective November 20, 2008.

PIONEER NATURAL RESOURCES COMPANY

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief Accounting Officer

Dated: November 25, 2008

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

10.1 (a)	Form of Amendment to Severance Agreement dated November 20, 2008, between the Company and each of Scott D. Sheffield and Timothy L. Dove.

10.2 (a)	Form of Amendment to Severance Agreement dated November 20, 2008, between the Company and each executive officer of the Company other than Scott D. Sheffield and Timothy L. Dove.

10.3 (a)	Form of Amendment to Change in Control Agreement, dated November 20, 2008, between the Company and each of Scott D. Sheffield and Timothy L. Dove.

10.4 (a)	Form of Amendment to Change in Control Agreement, dated November 20, 2008, between the Company and each executive officer of the Company other than Scott D. Sheffield and Timothy L. Dove.

10.5 (a)	Form of First Amendment to Performance Unit Award Agreements, dated November 20, 2008.

10.6 (a)	Amended and Restated Executive Deferred Compensation Plan, effective as of January 1, 2009.

10.7 (a)	First Amendment to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan effective November 20, 2008.

10.8 (a)	Amendment No. 7 to the Pioneer Natural Resources Company Long Term Incentive Plan effective November 20, 2008.

___________

(a) Filed herewith.